UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2022

PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
001-12103 (Commission File Number)	64-0709834 (IRS Employer Identification No.)
152 Lameuse Street Biloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
None	PFBX	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Completion of Acquisition or Disposition of Assets.

On August 15, 2022, The Peoples Bank, Biloxi, Mississippi (the “Bank”), a wholly-owned subsidiary of Peoples Financial Corporation (the “Company”) and Trustmark National Bank, (“Trustmark”) a wholly-owned subsidiary of Trustmark Corporation, issued a joint press release announcing the completion of the sale of substantially all of Trustmark’s corporate trust business to the Bank.

A copy of the press release dated August 15, 2022, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

99.1	Press Release issued by Trustmark Corporation and Peoples Financial Corporation dated August 15, 2022, “Trustmark Completes Sale of Corporate Trust Business to The Peoples Bank, Biloxi, Mississippi.”

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2022

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO